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                                                                    EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                            TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Phoenix Footwear Group, Inc., (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended July 2, 2005, as filed with the Securities and Exchange Commission (the "10-Q Report"), that:

(1) the 10-Q Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned have executed this Certification effective as of August 16, 2005.

                                                         /s/ Richard E. White
                                                         -----------------------
                                                         Richard E. White
                                                         Chief Executive Officer

                                                         /s/ Kenneth Wolf
                                                         -----------------------
                                                         Kenneth Wolf
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Phoenix Footwear Group, Inc. and will be retained by Phoenix Footwear Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.